THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

                              TII INDUSTRIES, INC.

                          COMMON STOCK PURCHASE WARRANT
                                                                            WP -

        1. ISSUANCE. For good and valuable consideration, the receipt of which is hereby acknowledged by TII INDUSTRIES, INC., a Delaware corporation (the "Company"), __________________________, or registered assigns (the
"Holder") is hereby granted the right to purchase at any time commencing two (2) days following the date hereof and until 5:00 P.M., New York City time, on January __, 2001 (the "Expiration Date"), __________________________(__) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") at an initial exercise price per share equal to $7.03125 (the "Exercise Price"), subject to further adjustment as set forth in
Section 6 hereof.

        2. EXERCISE OF WARRANTS. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise" by means of tendering this Warrant Certificate to the Company to receive a number of shares of Common Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the total cash exercise price thereof. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average of the closing bid prices of a share of Common Stock for the five (5) trading days preceding the Company's receipt of the Notice of Exercise Form duly executed.

        3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares"). The Company shall use its best efforts and all due diligence to increase the number of shares of Common Stock so reserved to cure any deficiencies, and, if necessary, to obtain approval of its stockholders therefor, including authorization of such additional number of shares of Common Stock as may be required in excess of the number so reserved.

        4. MUTILATION OR LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

        5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

        6.      PROTECTION AGAINST DILUTION.

                6.1. ADJUSTMENT MECHANISM. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of shares of Common Stock as will cause (i) the total number of shares of Common Stock the Holder is entitled to purchase pursuant to this Warrant (after such adjustment) multiplied by the adjusted Exercise Price to equal (ii) the total number of shares of Common Stock the Holder was entitled to purchase before such adjustment multiplied by the Exercise Price before the adjustment.

                6.2. CAPITAL ADJUSTMENTS. In case of any stock split or combination, stock dividend, reclassification of the Common Stock, recapitalization, or like capital adjustment affecting the Common Stock of the Company, the Exercise Price shall be proportionately adjusted in a fair, equitable and reasonable manner so as to give effect, as nearly as reasonably practicable to the purposes hereof.

                6.3. MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a stock split or combination, stock dividend, reclassification, or like capital adjustment of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity including a merger or consolidation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and payment of the Exercise Price then in effect, the number of shares of stock or other securities or property resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6 shall similarly apply to successive reorganization, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable for shares in connection with any such transactions is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably practicable, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

        7.      TRANSFER TO COMPLY WITH THE SECURITIES ACT; REGISTRATION RIGHTS.

        (a) This Warrant has not been registered under the Securities Act and has been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

        (b) The Company agrees to file a registration statement, which shall include the Warrant Shares, on Form S-3 or another available form (the "Registration Statement"), pursuant to the terms of the Registration Rights Agreement between the Company and the Holder dated January 26, 1998.

        8. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given: (i) upon receipt, when delivered personally, (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically generated and kept on file by the sending party), (iii) three (3) days after sent by U.S. certified mail, return receipt requested, or (iv) one (1) business day after deposit with a nationally recognized overnight delivery service, such as Federal Express, in each case with postage and delivery fees prepaid, addressed to the party to receive same at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY:        Paul Sebetic, CFO
                TII Industries, Inc.
                1385 Akron Street
                Copiague, NY 11726
                (516) 789-2228

with a copy to: Parker Chapin Flattau & Klimpl, LLP
                1211 Avenue of Americas
                New York, NY 10036
                (212) 704-6288
                Attention:  Richard A. Rubin, Esq.


HOLDER: At the address set forth on the Schedule of Buyers of the Securities Purchase Agreement (or to any transferee of the initial Holder of the Warrant, at the address provided by such transferee to the Company).


with a copy to: Kramer, Levin, Naftalis & Frankel
                910 Third Avenue
                New York, NY 10022
                (212) 715-8000
                Attention: Mark Segall, Esq.

        9. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant, the Securities Purchase Agreement, the Certificate of Designation and the Registration Rights Agreement each between the Company and the Initial Holder dated January 26, 1998, contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

        10. GOVERNING LAW. This Warrant shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Each of the Company and each Holder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each of the Company and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

        11. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        12. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to such terms as in the Securities Purchase Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 26th day of January, 1998.

                                             TII INDUSTRIES, INC.


                                             By:      __________________________
                                             Name:    __________________________
                                             Title:   __________________________



Attest:


__________________________